                    Adjustable Rate Mortgage Loan Group - IIA
                           (Subsequent Mortgage Loans)

    Current Mortgage Rates for the Adjustable Rate Mortgage Loan Group - IIA

                                                   Number of         Aggregate Principal          Percent of
 Range of Mortgage Rates                        Mortgage Loans       Balance Outstanding          Group IIA
 -----------------------                        --------------       -------------------          ----------
 6.500%-6.999%............................             1                    $133,600                 0.4%
 7.000%-7.499%............................             8                     847,601                 2.5
 7.500%-7.999%............................            13                   1,466,925                 4.3
 8.000%-8.499%............................            17                   2,695,240                 7.9
 8.500%-8.999%............................            29                   4,413,400                13.0
 9.000%-9.499%............................            22                   2,834,465                 8.3
 9.500%-9.999%............................            83                  10,929,490                32.1
 10.000%-10.499%..........................            34                   4,707,614                13.8
 10.500%-10.999%..........................            30                   3,890,140                11.4
 11.000%-11.499%..........................            13                   1,516,192                 4.5
 11.500%-11.999%..........................             2                     279,570                 0.8
 12.000%-12.499%..........................             3                     216,900                 0.6
 12.500%-12.999%..........................             1                      69,000                 0.2
                                                     ---                 -----------               -----
          Totals..........................           256                 $34,000,137               100.0%
                                                     ===                 ===========               =====


         As of the Cut-off Date, the current Mortgage Rates borne by the Subsequent Group IIA Adjustable Rate Mortgage Loans ranged from 6.500% per annum to 12.550% per annum and the weighted average Mortgage Rate borne by the Subsequent Group IIA Adjustable Rate Mortgage Loans was approximately 9.558% per annum.

                       Remaining Months to Stated Maturity
                for the Adjustable Rate Mortgage Loan Group -IIA

                                                   Number of         Aggregate Principal        Percent of
Range of Remaining Terms (Months)                Mortgage Loans      Balance Outstanding         Group IIA
---------------------------------                --------------      -------------------         ---------
349 to 360...............................             256               $34,000,137                100.0%
                                                      ---               -----------                -----
         Totals..........................             256               $34,000,137                100.0%
                                                      ===               ===========                =====



         As of the Cut-off Date, the remaining terms to stated maturity of the Subsequent Group IIA Adjustable Rate Mortgage Loans ranged from 360 months to 360 months and the weighted average remaining term to stated maturity of the Subsequent Group IIA Adjustable Rate Mortgage Loans was approximately 360 months.


                    Original Mortgage Loan Principal Balances
                  for the Adjustable Rate Mortgage Group - IIA


Range of Original Mortgage                                  Number of       Aggregate Principal      Percent of
Loan Principal Balances                                   Mortgage Loans    Balance Outstanding       Group IIA
--------------------------                                --------------    -------------------       ---------
$100,000 or less.....................................          80              $5,743,249              16.9%
$100,001-$150,000....................................          89              10,960,123              32.2
$150,001-$200,000....................................          49               8,344,813              24.5
$200,001-$250,000....................................          25               5,453,452              16.0
$250,001-$300,000....................................          12               3,183,500               9.4
$300,001-$350,000....................................           1                 315,000               0.9
                                                              ---             -----------             -----
          Totals.....................................         256             $34,000,137             100.0%
                                                              ===             ===========             =====

         As of the Cut-off Date, the outstanding principal balances of the Subsequent Group IIA Adjustable Rate Mortgage Loans ranged from approximately $24,750 to approximately $315,000 and the average outstanding principal balance of the Subsequent Group IIA Adjustable Rate Mortgage Loans was approximately $132,813.

         Product Types for the Adjustable Rate Mortgage Loan Group - IIA

                                                      Number of          Aggregate Principal        Percent of
 Product Type                                       Mortgage Loans       Balance Outstanding         Group IIA
 ------------                                       --------------       -------------------        ----------
 1/29 LIBOR Loan.............................              3                   $467,819                1.4%
 2/28 LIBOR Loan.............................            168                 22,633,440               66.6
 3/27 LIBOR Loan.............................             73                  9,171,978               27.0
 5/25 LIBOR Loan.............................             12                  1,726,900                5.1
                                                         ---                -----------              -----
          Totals.............................            256                $34,000,137              100.0%
                                                         ===                ===========              =====

                   State Distributions of Mortgaged Properties
                      in the Adjustable Rate Mortgage Loan
                                   Group - IIA

                                                   Number of          Aggregate Principal          Percent of
  State                                          Mortgage Loans       Balance Outstanding          Group IIA
  -----                                          --------------       -------------------          ----------
  Arizona....................................          6                   $589,280                   1.7%
  California.................................         29                  5,198,515                  15.3
  Colorado...................................         30                  4,650,389                  13.7
  Delaware...................................          1                     80,000                   0.2
  District of Columbia.......................          2                    238,800                   0.7
  Florida....................................         22                  2,646,019                   7.8
  Georgia....................................          9                  1,165,430                   3.4
  Illinois...................................         23                  3,253,900                   9.6
  Indiana....................................          5                    355,975                   1.0
  Kentucky...................................          2                    157,000                   0.5
  Louisiana..................................          2                    184,100                   0.5
  Maryland...................................          4                    324,200                   1.0
  Massachusetts..............................          8                  1,275,700                   3.8
  Michigan...................................         23                  2,431,600                   7.2
  Minnesota..................................          5                    567,907                   1.7
  Mississippi................................          2                    298,425                   0.9
  Missouri...................................         13                  1,089,150                   3.2
  Nevada.....................................          2                    177,500                   0.5
  New Hampshire..............................          3                    415,710                   1.2
  New Jersey.................................         11                  2,070,850                   6.1
  New Mexico.................................          1                     88,200                   0.3
  New York...................................          5                    798,400                   2.3
  North Carolina.............................          2                    262,940                   0.8
  Ohio.......................................          5                    532,864                   1.6
  Oklahoma...................................          4                    336,525                   1.0
  Oregon.....................................          2                    504,000                   1.5
  Pennsylvania...............................          2                    152,750                   0.4
  South Carolina.............................          4                    420,050                   1.2
  Tennessee..................................          6                    613,300                   1.8
  Texas......................................          5                    729,933                   2.1
  Utah.......................................          2                    183,750                   0.5
  Virginia...................................          2                    322,100                   0.9
  Washington.................................          8                  1,263,750                   3.7
  Wisconsin..................................          6                    621,125                   1.8
                                                     ---                -----------                 -----
          Totals.............................        256                $34,000,137                 100.0%
                                                     ===                ===========                 =====

         No more than approximately 1.3% of the Subsequent Group IIA Adjustable Rate Mortgage Loans will be secured by mortgaged properties located in any one zip code area.

     Loan-to-Value Ratios for the Adjustable Rate Mortgage Loan Group - IIA

                                                  Number of         Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                  Mortgage Loans       Balance Outstanding            Group IIA
-----------------------------                  --------------       -------------------            ---------
50.00% or less...........................           16                 $1,839,150                    5.4%
50.01%-55.00%............................           11                  1,214,950                    3.6
55.01%-60.00%............................           14                  1,584,800                    4.7
60.01%-65.00%............................            9                    763,225                    2.2
65.01%-70.00%............................           33                  4,012,430                   11.8
70.01%-75.00%............................           25                  3,307,137                    9.7
75.01%-80.00%............................           60                  8,284,360                   24.4
80.01%-85.00%............................           43                  6,565,436                   19.3
85.01%-90.00%............................           44                  6,167,399                   18.1
90.01%-95.00%............................            1                    261,250                    0.8
                                                   ---                -----------                  -----
         Totals..........................          256                $34,000,137                  100.0%
                                                   ===                ===========                  =====


         As of the Cut-off Date, the Loan-to-Value Ratios of the Subsequent Group IIA Adjustable Rate Mortgage Loans ranged from 21.43% to 95.00% and the weighted average Loan-to-Value Ratio of the Subsequent Group IIA Adjustable Rate Mortgage Loans was approximately 76.24%.


         Loan Purpose for the Adjustable Rate Mortgage Loan Group - IIA

                                                        Number of        Aggregate Principal       Percent of
 Loan Purpose                                        Mortgage Loans      Balance Outstanding        Group IIA
 ------------                                        --------------      -------------------       ----------
 Purchase.................................                 72               $9,603,495                28.2%
 Refinance--Rate/Term......................                12                1,590,840                 4.7
 Refinance--Cashout........................               172               22,805,802                67.1
                                                          ---              -----------               -----
          Totals..........................                256              $34,000,137               100.0%
                                                          ===              ===========               =====

                          Types of Mortgaged Properties
               for the Adjustable Rate Mortgage Loan Group - IIA

                                                        Number of        Aggregate Principal       Percent of
Property Type                                        Mortgage Loans      Balance Outstanding       Group IIA
-------------                                        --------------      -------------------       ----------
Single-family Detached.........................           193                $25,427,533              74.8%
Two- to Four- Family Dwelling Unit.............            21                  3,590,950              10.6
Planned Unit Development ......................            21                  2,687,333               7.9
Condominium....................................            13                  1,563,021               4.6
Manufactured Housing...........................             8                    731,300               2.2
                                                          ---                -----------             -----
         Totals................................           256                $34,000,137             100.0%
                                                          ===                ===========             =====

     Documentation Summary for the Adjustable Rate Mortgage Loan Group - IIA

                                                      Number of        Aggregate Principal        Percent of
 Documentation                                     Mortgage Loans      Balance Outstanding         Group IIA
 -------------                                     --------------      -------------------        ----------
 Full Documentation..........................            186               $23,839,395                70.1%
 24 Month Bank Statement.....................             17                 2,757,387                 8.1
 Reduced Documentation.......................              4                   485,700                 1.4
 Stated Documentation........................             49                 6,917,655                20.3
                                                         ---               -----------               -----
          Totals.............................            256               $34,000,137               100.0%
                                                         ===               ===========               =====

        Occupancy Types for the Adjustable Rate Mortgage Loan Group - IIA

                                                      Number of          Aggregate Principal        Percent of
 Occupancy                                          Mortgage Loans       Balance Outstanding         Group IIA
 ---------                                          --------------       -------------------        ----------
 Owner-occupied..............................            234                $31,520,837                92.7%
 Second Home.................................              2                    181,650                 0.5
 Investment..................................             20                  2,297,650                 6.8
                                                         ---                -----------               -----
          Totals.............................            256                $34,000,137               100.0%
                                                         ===                ===========               =====

         The information set forth above is based upon representations of the related mortgagor at the time of origination.

   Mortgage Loan Age Summary for the Adjustable Rate Mortgage Loan Group - IIA

                                                      Number of          Aggregate Principal        Percent of
 Mortgage Loan Age (Months)                         Mortgage Loans       Balance Outstanding         Group IIA
 --------------------------                         --------------       -------------------        ----------
 0...........................................            256                $34,000,137               100.0%
                                                         ---                -----------               -----
          Totals.............................            256                $34,000,137               100.0%
                                                         ===                ===========               =====


         As of the Cut-off Date, the weighted average age of the Subsequent Group IIA Adjustable Rate Mortgage Loans was approximately zero months.


     Credit Grade Summary for the Adjustable Rate Mortgage Loan Group - IIA

                                                      Number of          Aggregate Principal        Percent of
 Credit Grade                                       Mortgage Loans       Balance Outstanding         Group IIA
 ------------                                       --------------       -------------------        ----------
 AO..........................................             98                $14,155,534                41.6%
 A-..........................................             93                 12,040,127                35.4
 B...........................................             37                  4,789,100                14.1
 B-..........................................             13                  1,619,800                 4.8
 C...........................................             14                  1,326,576                 3.9
 C-..........................................              1                     69,000                 0.2
                                                         ---                -----------               -----
          Totals.............................            256                $34,000,137               100.0%
                                                         ===                ===========               =====

      Year of Origination for the Adjustable Rate Mortgage Loan Group - IIA

                                                      Number of          Aggregate Principal        Percent of
 Year of Origination                                Mortgage Loans       Balance Outstanding         Group IIA
 -------------------                                --------------       -------------------        ----------
 2001........................................            256                $34,000,137               100.0%
                                                         ---                -----------               -----
          Totals.............................            256                $34,000,137               100.0%
                                                         ===                ===========               =====


    Maximum Mortgage Rates for the Adjustable Rate Mortgage Loan Group - IIA

Range of Maximum                                  Number of         Aggregate Principal           Percent of
Mortgage Rates                                 Mortgage Loans       Balance Outstanding            Group IIA
----------------                               --------------       -------------------           ----------
13.500%-13.999%..........................            1                    $133,600                   0.4%
14.000%-14.499%..........................            8                     847,601                   2.5
14.500%-14.999%..........................           13                   1,466,925                   4.3
15.000%-15.499%..........................           17                   2,695,240                   7.9
15.500%-15.999%..........................           29                   4,413,400                  13.0
16.000%-16.499%..........................           22                   2,834,465                   8.3
16.500%-16.999%..........................           83                  10,929,490                  32.1
17.000%-17.499%..........................           34                   4,707,614                  13.8
17.500%-17.999%..........................           30                   3,890,140                  11.4
18.000%-18.499%..........................           13                   1,516,192                   4.5
18.500%-18.999%..........................            2                     279,570                   0.8
19.000%-19.499%..........................            3                     216,900                   0.6
19.500%-19.999%..........................            1                      69,000                   0.2
                                                   ---                 -----------                 -----
         Totals..........................          256                 $34,000,137                 100.0%
                                                   ===                 ===========                 =====


         As of the Cut-off Date, the Maximum Mortgage Rates for the Subsequent Group IIA Adjustable Rate Mortgage Loans ranged from 13.500% per annum to 19.550% per annum and the weighted average Maximum Mortgage Rate for the Subsequent Group IIA Adjustable Rate Mortgage Loans was 16.558% per annum.

     Prepayment Penalties for the Adjustable Rate Mortgage Loan Group - IIA

                                                      Number of          Aggregate Principal        Percent of
 Prepayment Penalty Term                            Mortgage Loans       Balance Outstanding         Group IIA
 -----------------------                            --------------       -------------------        ----------
 None........................................             87                $12,457,738                36.6%
 24 months...................................             46                  7,047,000                20.7
 36 months...................................            103                 12,352,959                36.3
 60 months...................................             20                  2,142,440                 6.3
                                                         ---                -----------               -----
          Totals.............................            256                $34,000,137               100.0%
                                                         ===                ===========               =====

         The weighted average prepayment penalty term with respect to the Subsequent Group IIA Adjustable Rate Mortgage Loans having prepayment penalties is approximately 34 months. With respect to those Subsequent Group IIA Adjustable Rate Mortgage Loans (exclusive of the Subsequent Group IIA Adjustable Rate Mortgage Loans that were purchased by the Seller under its Small Lender Program) which have prepayment penalties, approximately 82.8% of those mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

     Next Adjustment Date for the Adjustable Rate Mortgage Loan Group - IIA

                                                  Number of         Aggregate Principal           Percent of
Next Adjustment Date                           Mortgage Loans       Balance Outstanding            Group IIA
--------------------                           --------------       -------------------           ----------
June 2002................................              3                  $467,819                    1.4%
June 2003................................            168                22,633,440                   66.6
June 2004................................             73                 9,171,978                   27.0
June 2006................................             12                 1,726,900                    5.1
                                                     ---               -----------                  -----
         Totals..........................            256               $34,000,137                  100.0%
                                                     ===               ===========                  =====


         Credit Scores for the Adjustable Rate Mortgage Loan Group - IIA

 Range of                                            Number of         Aggregate Principal         Percent of
 Credit Scores                                    Mortgage Loans       Balance Outstanding         Group IIA
 -------------                                    --------------       -------------------         ----------
 501 to 550..................................          67                  $8,547,714                 25.1%
 551 to 600..................................          92                  12,535,302                 36.9
 601 to 650..................................          51                   6,709,925                 19.7
 651 to 700..................................          22                   2,950,896                  8.7
 701 to 750..................................          17                   2,137,560                  6.3
 751 to 792..................................           7                   1,118,740                  3.3
                                                      ---                 -----------                -----
          Totals.............................         256                 $34,000,137                100.0%
                                                      ===                 ===========                =====


         The Credit Scores of the Subsequent Group IIA Adjustable Rate Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 792 and the weighted average Credit Score of the Subsequent Group IIA Adjustable Rate Mortgage Loans that were scored as of the Cut-off Date was approximately 599.